EXHIBIT 10.1
Sanderson Farms, Inc.
First Amendment to Credit Agreement
     This First Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of April 27, 2007, among Sanderson Farms, Inc., a Mississippi corporation, the Banks party hereto, and Harris N.A., as Agent for the Banks, (“Agent”), and SunTrust Bank, as Documentation Agent.
Preliminary Statements
     A. The Company, the Banks and the Agent are parties to a Credit Agreement dated as of November 17, 2005 (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
     B. The Company has requested that the Banks amend the Credit Agreement to increase the amount of the Revolving Credit made available to the Company thereunder from $200,000,000 to $225,000,000, extend the Revolving Credit Termination Date from November 17, 2010, to April 1, 2012, reduce the Revolving Credit Commitment of Regions Bank, add ING Capital LLC (“ING”) to the Credit Agreement as a Bank, and amend certain other provisions of the Credit Agreement, and the Banks are willing to do so on the terms and conditions set forth in this Amendment.
     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1. Amendments.
     Upon satisfaction of all of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended as follows:
     1.1. The date “November 17, 2010” appearing in the last sentence of Section 1.1(a) of the Credit Agreement shall be replaced with the date “April 1, 2012”, and the Revolving Credit Termination Date under the Credit Agreement shall be April 1, 2012.
     1.2. The dates “July 17, 2008” and “September 17, 2008” appearing in the first sentence of Section 1.1(b) of the Credit Agreement shall be replaced by the dates “December 1, 2009”, and “February 1, 2010”, respectively.

     1.3. Section 1.1(c) of the Credit Agreement shall be amended to read as follows:
     “(c) The respective maximum aggregate principal amounts of the Revolving Credit at any one time outstanding which each Bank by its acceptance hereof severally agrees to make available to the Company are as follows (collectively, the “Revolving Credit Commitments” and individually, a “Revolving Credit Commitment”):

Harris N.A.	$50,000,000
SunTrust Bank	$40,000,000
Regions Bank	$37,500,000
U.S. Bank National Association	$37,500,000
ING Capital LLC	$30,000,000
Trustmark National Bank	$30,000,000
Total	$225,000,000	”
     1.4. Sections 7.9 and 7.10 of the Credit Agreement shall be amended to read as follows:
     “Section 7.9. Consolidated Tangible Net Worth. The Company will maintain at all times Consolidated Tangible Net Worth during each fiscal year of the Company in an amount not less than $225,000,000 (commencing with the fiscal quarter ended January 31, 2007) increasing on the last day of each fiscal quarter ending thereafter by an amount equal to (a) 100% of any Net Proceeds of Stock issued during such quarter plus (b) 60% of an amount (but not less than zero) equal to (i) the Company’s Consolidated Net Income for such fiscal quarter, minus (ii) the lesser of (x) $3,000,000 and (y) the aggregate amount of all dividends actually paid during such fiscal quarter rounded to the next highest $100,000.
     Section 7.10. Consolidated Indebtedness for Borrowed Money to Total Capitalization. The Company will not permit the ratio of its Consolidated Indebtedness for Borrowed Money to its Total Capitalization (the “Leverage Ratio”), expressed as a percentage, at any time to exceed the percentage indicated below during each fiscal year of the Company specified below:

Fiscal Year Ending	Maximum Permitted Leverage Ratio
October 31, 2007	50%
October 31, 2008	55%
October 31, 2009	55%
October 31, 2010	50%
October 31, 2011	50%
October 31, 2012	50%

     1.5. The form attached to Exhibit E of the Credit Agreement as Schedule 1 thereto shall be replaced by Schedule 1 attached to this Amendment.
     1.6. Section 11.17 of the Credit Agreement shall be amended by inserting the phrase “and except with respect to assignments to a Bank or an affiliate of a Bank” after the phrase “and, so long as no Event of Default then exists”.
2. Conditions Precedent.
     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
     2.1. The Company and each of the Banks shall have executed this Amendment.
     2.2. The Company shall have executed and delivered to the Agent for the benefit of each Bank (except SunTrust Bank) a Revolving Credit Note in the form of Exhibit A to the Credit Agreement payable to the order of such Bank in a principal amount equal to its Revolving Credit Commitment after giving effect to this Amendment.
     2.3. Each Guarantor Subsidiary shall have executed the Guarantors’ Acknowledgment attached hereto.
     2.4. The Agent shall have received original counterparts of each of the following documents:
     (a) copies of the Articles of Incorporation, as restated, and all amendments thereto, of the Company and each Guarantor Subsidiary certified by the office of the secretary of state of their respective states of incorporation as of a date no earlier than April 1, 2007;
     (b) copies of the By-Laws, as restated, and all amendments thereto, of the Company and each Guarantor Subsidiary, certified as true, correct and complete on the date hereof by the Treasurer of the Company and each Guarantor Subsidiary, respectively;
     (c) a good standing certificate or certificate of existence for the Company and each Guarantor Subsidiary, dated no earlier than April 1, 2007, from the office of the secretary of state of the states of their respective incorporation; and
     (d) the favorable written opinion of counsel for the Company in the form of Exhibit A attached hereto.

     2.5. The Agent shall have received a Certificate of the Treasurer of the Company and each of the Guarantor Subsidiaries with respect to (a) resolutions of their respective Board of Directors authorizing the transactions contemplated hereby, and (b) incumbency and signature of the President, Treasurer and Secretary of the Company and each Guarantor Subsidiary.
     2.6. The Agent shall have received for the ratable account of the Banks a non-refundable amendment fee in an amount equal to three-one hundredths of one percent (0.03%) of the amount of the Banks’ Revolving Credit Commitments before giving effect to this Amendment.
     2.7. The Agent shall have received for the ratable account of the Banks that increased their Revolving Credit Commitments and ING a non-refundable fee in an amount equal to one-eighth of one percent (0.125%) of the amount of the increase in each such Bank’s Revolving Credit Commitment.
3. Representations and Warranties.
     3.1. Each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct.
     3.2. The Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder or shall result after giving effect to this Amendment.
4. Addition of ING as a Bank and Reduction of Regions Bank’s Commitment.
     4.1. Upon the satisfaction of all of the conditions precedent set forth in Section 2 of this Amendment ING shall be a party to the Credit Agreement, shall have all of the rights and obligations of a “Bank” thereunder and shall be deemed to have acquired risk participations in all Swingline Loans, L/Cs and Reimbursement Obligations outstanding under the Credit Agreement pursuant to the terms and conditions of the Credit Agreement.
     4.2. ING acknowledges that it has received a copy of the Intercreditor Agreement dated as of April 28, 2006, among the Banks, the holders of the Company’s $20,000,000 aggregate principal amount of its 6.65% Senior Notes, due July 7, 2007, and the holder of the Company’s $50,000,000 aggregate principal amount of its 6.12% Senior Notes, due April 28, 2016 (the “Intercreditor Agreement”). ING acknowledges and agrees that upon the satisfaction of all of the conditions precedent set forth in Section 2 of this Amendment, ING shall be a party to the Intercreditor Agreement and shall have all of the rights and obligations of a “Lender” thereunder.
     4.3 For avoidance of doubt, Regions Bank acknowledges and agrees that its overall Revolving Credit Commitment has been decreased and not increased pursuant to the terms of this Amendment.
5. Miscellaneous.
     5.1. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Revolving Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Revolving Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.
     5.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.
[signature pages to follow]

     This Amendment is entered into as of the date and year first above written.

Sanderson Farms, Inc.

By	/s/ D. Michael Cockrell
Its Treasurer & Chief Financial Officer
     Accepted and agreed to as of the date and year first above written.

Harris N.A. individually and as Agent

By	/s/ David J. Bechstein
Its Vice President

SunTrust Bank

By	/s/ Hugh E. Brown
Its Director

Regions Bank

By	/s/ Stanley A. Herren
Its Vice President

U.S. Bank National Association

By	/s/ Travis Volger
Its Assistant Vice President

Trustmark National Bank

By	/s/ William Edwards
Its First Vice President
Signature Page
Sanderson Farms, Inc.
First Amendment to Credit Agreement

ING Capital LLC

By	/s/ William B. Redmond
Its Managing Director
Signature Page
Sanderson Farms, Inc.
First Amendment to Credit Agreement

Guarantors’ acknowledgment
     The undersigned, each of which has executed and delivered to the Banks a Guaranty Agreement dated as of November 17, 2005 (the “Guaranty Agreement”), hereby acknowledges the amendment of the Credit Agreement as set forth above and agrees that all of the Company’s indebtedness, obligations and liabilities to the Banks and the Agent under the Credit Agreement, as amended by the foregoing Amendment, and the Notes (including without limitation all such indebtedness, obligations and liabilities to ING Capital LLC) is and shall continue to be entitled to the benefits of said Guaranty Agreement. The undersigned further agree that the Acknowledgment or consent of the undersigned to any further amendments of the Credit Agreement shall not be required as a result of this Acknowledgment having been obtained, except to the extent, if any, required by the Guaranty Agreement.
Dated as of April 27, 2007.

Sanderson Farms, Inc. (Foods Division)

By	/s/ D. Michael Cockrell
Its Treasurer & Chief Financial Officer

Sanderson Farms, Inc. (Production Division)

By	/s/ D. Michael Cockrell
Its Treasurer & Chief Financial Officer

Sanderson Farms, Inc. (Processing Division)

By	/s/ D. Michael Cockrell
Its Treasurer & Chief Financial Officer

Exhibit A
Form of Opinion of Counsel

Schedule 1
to Compliance Certificate
Sanderson Farms, Inc.
Compliance Calculations for
Credit Agreement Dated as of November 17, 2005, as amended
Calculations as of the last day of the fiscal quarter ended ___, 20___

Section 7.9 Consolidated Tangible Net Worth

(a	)	Prior Fiscal Quarter’s Required Minimum Amount	$

(b	)	Consolidated Net Income for Current Fiscal Quarter to “as of” date	$

(c	)	Dividends paid during Current Fiscal Quarter	$

(d	)	Adjustment (lesser of $3,000,000 and line (c))	$

(e	)	(b) — (d)*	$

(f	)	60% of (e)	$

(g	)	Net Proceeds of Stock for Current Fiscal Quarter to “as of” date	$

(h	)	Current Fiscal Quarter’s Required Minimum Amount (a) + (f) + (g)	$

(i	)	Current Fiscal Year Consolidated Tangible Net Worth	$

Compliance Yes _____ No _____

*	But not less than $0.

1

Section 7.10 Leverage Ratio

(a	)	Consolidated Indebtedness for Borrowed Money		$

(b	)	Consolidated Indebtedness for Borrowed Money	$
		Consolidated Tangible Net Worth	$

		Total		$

		(a)/(b)			*

*	Required to not exceed ___%.

Compliance Yes _____ No _____

Section 7.11 Consolidated Current Ratio

(a	)	Consolidated Current Assets	$
(b	)	Consolidated Current Liabilities	$
(c	)	Consolidated Deferred Taxes	$
(d	)	Consolidated Current Liabilities minus Consolidated Deferred Taxes [(b)-(c)]	$
		(a)/(d)		*

*	Required to be not less than 2.0 to 1.

Compliance Yes _____ No _____
Section 7.12 Capital Expenditures

(a	)	Maximum Amount Allowed	$
(b	)	Expenditures Year-to-date	$
		(a)-(b)			*

		Compliance Yes _____		No _____

2

APPENDIX
SANDERSON FARMS, INC.
REVOLVING CREDIT NOTE
                    , 2007
     FOR VALUE RECEIVED, the undersigned, SANDERSON FARMS, INC., a Mississippi corporation (the “Company”) promises to pay to the order of                     . (the “Lender”) on the Revolving Credit Termination Date (as defined in the Credit Agreement referred to below) at the principal office of Harris N.A. in Chicago, Illinois, the principal sum of                      ($                    ) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company under the Revolving Credit provided for under the Credit Agreement hereinafter mentioned and remaining unpaid on the Revolving Credit Termination Date together with interest on the principal amount of each Revolving Credit Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in said Credit Agreement.
     The Lender shall record on its books or records or on the schedule to this Note which is a part hereof the principal amount of each Revolving Credit Loan made under the Revolving Credit, all payments of principal and interest and the principal balances from time to time outstanding; provided that prior to the transfer of this Note all such amounts shall be recorded on the schedule attached to this Note. The record thereof, whether shown on such books or records or on the schedule to this Note, shall be prima facie evidence as to all such amounts; provided, however, that the failure of the Lender to record, or any mistake in recording, any of the foregoing shall not limit or otherwise affect the obligation of the Company to repay all Revolving Credit Loans made under the Revolving Credit, together with accrued interest thereon.
     This Note is one of the Revolving Notes referred to in and issued under that certain Credit Agreement dated as of November 17, 2005, among the Company, Harris N.A., as Agent, and the banks named therein, as amended from time to time (the “Credit Agreement”), and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein. Payment of this Note has been guaranteed pursuant to that certain Guaranty Agreement dated as of November 17, 2005, from the Guarantor Subsidiaries to the Banks, to which reference is hereby made for a statement of the terms thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as such terms have in said Credit Agreement.
     Prepayments may be made on any Revolving Credit Loan evidenced hereby and this Note (and the Revolving Credit Loans evidenced hereby) may be declared due prior to the expressed maturity thereof, all in the events, on the terms and in the manner as provided for in said Credit Agreement.

1

     The Company hereby waives presentment for payment and demand.
     This Note is issued in substitution and replacement of, and in part evidences the indebtedness formerly evidenced by, the Revolving Credit Note dated November 17, 2005 of the Company payable to the order of the Lender.
     This Note is governed by and shall be construed in accordance with the internal laws of the State of Illinois.

SANDERSON FARMS, INC.

By

Its

2